Warrants	12 Months Ended
Dec. 31, 2012
Warrants:
Warrants
9.	Warrants

On June 30, 2011, the Company entered into an agreement to issue 100,000 Units to North American Gold Corp (North American), in a private placement, for $1.00 per Unit, with each Unit consisting of one share of Common Stock and one Warrant to purchase a share of Common Stock at $1.20 at any time until June 30, 2014, for cash proceeds of $100,000.  The fair market value of the Warrants on the date of issuance was $15,467, which was calculated using the Black-Scholes option pricing model.  Variables used in the valuation include (1) discount rate of 1.9%, (2) expected life of 3 years, (3) expected volatility of 386% and (4) zero expected dividends.

On August 29, 2011, the Company entered into an agreement to issue 100,000 Units to North American in a private placement, with each Unit consisting of one share of the Company’s Common Stock and one warrant to purchase a share of the Company’s Common Stock at $1.20 at any time until August 29, 2014, for cash proceeds of $100,000.  The relative fair market value of the warrants on the date of issuance was $44,000, which was calculated using the Black-Scholes option pricing model.  Variables used in the valuation include (1) discount rate of 0.49%, (2) expected life of 3 years, (3) expected volatility of 536% and (4) zero expected dividends.

A summary of warrant activity for the year ended December 31, 2012 is presented below:

Weighted
		Weighted	average
		average	remaining	Aggregate
		exercise	contractual	intrinsic
	Warrants	price	life (years)	value
Outstanding December 31, 2011	200,000	$1.20	2.58	$59,467
Granted	-	-
Exercised	-	-
Forfeited or cancelled	-	-
Expired	-	-
Outstanding December 31, 2012	200,000	$1.20	1.58	$59,467